CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Certified Shareholder Report of BACAP Alternative Multi-Strategy Fund, LLC (the "Company") on Form N-CSR for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States
Code) that to his knowledge:

         1.       the Report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: December 7, 2007                         /s/ David R. Bailin
                                               ------------------------------
                                               David R. Bailin, President



Date: December 7, 2007                         /s/ Steven L. Suss
                                               ------------------------------
                                               Steven L. Suss, Treasurer and
                                               Senior Vice President